Summary Prospectus May 1, 2026, as supplemented July 24, 2026
Voya Balanced Income Fund (formerly, Voya Balanced Income Portfolio)

Class/Ticker: A/IIFTX; I/IIFIX; R/IIFAX; R3/IIFSX
Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. For free paper or electronic copies of the Prospectus and other fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to https://individuals.voya.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The fund's Prospectus and Statement of Additional Information, each dated May 1, 2026, as supplemented, and the audited financial statements that are included in the fund’s shareholder report dated December 31, 2025 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Fund seeks to maximize income while maintaining prospects for capital appreciation.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Voya mutual funds. More information about these and other discounts is available from your financial intermediary and in the discussion in the Sales Charges section of the Prospectus (page 35), in Appendix A to the Prospectus, or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 74).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price imposed on purchases	Maximum deferred sales charge (load) as a % of purchase or sales price, whichever is less
A	5.75	None[1]
I	None	None
R	None	None
R3	None	None
Annual Fund Operating Expenses2
Expenses you pay each year as a % of the value of your investment

Class		A	I	R	R3
Management Fees	%	0.55	0.55	0.55	0.55
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	None	0.50	0.25
Other Expenses	%	0.19	0.19	0.19	0.19
Acquired Fund Fees and Expenses	%	0.21	0.21	0.21	0.21
Total Annual Fund Operating Expenses[3]	%	1.20	0.95	1.45	1.20
Waivers and Reimbursements4,[5]	%	(0.37)	(0.37)	(0.37)	(0.37)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	0.83	0.58	1.08	0.83
1
A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
2
Expense information has been restated to reflect current contractual rates.
3
Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
4
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 0.82%, 0.57%, 1.07%, and 0.82% for Class A, Class I, Class R, and Class R3 shares, respectively, through May 1, 2028 (the “Expense Limitation Agreement”). The limitation does not extend to interest, taxes, other investment-related costs, leverage expenses, extraordinary expenses such as litigation or other expenses not incurred in the ordinary course of business, and expenses of any counsel or other persons or services retained by the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended. Modification of the Expense Limitation Agreement requires written agreement signed by each of the parties and approval by the Funds Board of Trustees (the “Board”). The Expense Limitation Agreement shall terminate with respect to

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the Fund upon termination of the Fund’s advisory agreement with the Investment Adviser, or it may be terminated by Voya Investors Trust (the “Trust”), without payment of any penalty, upon written notice to the Investment Adviser at its principal place of business.
5
The Fund invests in shares of an exchange-traded fund sponsored, managed or sub-advised by the Investment Adviser or an affiliate thereof (an “Affiliated ETF”). The Investment Adviser is contractually obligated to waive the advisory fee in an amount equal to the unitary fee borne by the Fund in respect of the Fund's assets invested in an Affiliated ETF. This waiver shall continue through May 1, 2027 and automatically renew for one-year terms unless the Investment Adviser provides written notice of termination to the Chair of the Board within 90 days of the end of the then-current term and such termination is approved by the Board.
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the time periods indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$333	586	858	1,636
I	Sold or Held	$59	266	489	1,133
R	Sold or Held	$110	422	757	1,703
R3	Sold or Held	$85	344	624	1,422
The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costsand may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 117% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund intends to invest approximately 60% of its assets in debt instruments and approximately 40% of its assets in equity securities (the “Target Allocation”). The sub-adviser (the “Sub-Adviser”) may deviate from the Target Allocation within the range of +/- 15% relative to the Target Allocation for either the Debt Portion or the Equity Portion (as defined below) to adjust portfolio exposures and risk in response to changing market conditions. The Fund may be rebalanced periodically to return to the Target Allocation.
Debt Portion
The debt portion of the Fund (the “Debt Portion”) is not managed relative to an index, instead the Sub-Adviser seeks to produce income and positive returns across varying market conditions. To seek this goal, the Sub-Adviser expects to invest substantially all of the Debt Portion of the Fund in actively managed exchange-traded funds (“ETFs”) (the “Underlying Funds”) affiliated with the Investment Adviser. The Underlying Funds invest across a broad range of debt instruments and derivatives. It is expected that the dollar-weighted average duration profile of the Underlying Funds, in combination, will be between 0 and 8 years. Duration is a commonly used measure of risk in debt instruments as it incorporates multiple features of debt instruments (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the debt instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest rate risk or reward for the debt instrument prices. For example, the price of a bond with an average duration of 5 years would be expected to fall approximately 5% if market interest rates rose by 1%. Conversely, the price of a bond with an average duration of 5 years would be expected to rise approximately 5% if market interest rates dropped by 1%.
The Underlying Funds may invest in debt instruments rated investment grade and below investment grade (sometimes referred to as “high-yield securities”, “high-yield bonds”, or “junk bonds”). Investment grade refers to ratings given by nationally recognized statistical rating organizations (“NRSROs”) (e.g., rated Baa3 or above by Moody’s Ratings (“Moody’s”), or BBB- or above by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or, if unrated, determined
Summary Prospectus
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Voya Balanced Income Fund

by the Fund to be of comparable quality. Below investment grade refers to ratings given by NRSROs (e.g., rated Ba1 or below by Moody’s, or BB+ or below by S&P or Fitch) or, if unrated, determined by the relevant Underlying Fund to be of comparable quality, are regarded as having more speculative characteristics with respect to the payment of interest and repayment of principal. Split rated debt instruments (debt instruments that receive different ratings from two or more NRSROs) are valued as follows: if three NRSROs rate a debt instrument, the debt instrument will be considered to have the median credit rating; if two of the three NRSROs rate a debt instrument, the debt instrument will be considered to have the lower credit rating of the two provided. The Underlying Funds may also invest in floating rate loans, and other floating rate debt instruments.
Debt instruments may be issued by various U.S. and foreign (non-U.S.) public or private sector entities (including those located in emerging market countries). Debt instruments may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset- and mortgage-backed securities, preferred stock, bank certificates of deposit, fixed time deposits, bankers’ acceptances and money market instruments, including money market funds denominated in U.S. dollars or other currencies. Floating rate loans and other floating rate debt instruments include floating rate bonds, floating rate notes, floating rate debentures, and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and foreign (non-U.S.) corporations or other business entities. The Underlying Funds may also invest in inflation-indexed bonds of varying maturities issued by the U.S. and foreign (non-U.S.) governments, their agencies and instrumentalities, and U.S. and foreign (non-U.S.) corporations.
Equity Portion
The equity portion of the Fund (the “Equity Portion”) invests in securities of U.S. and foreign (non-U.S.) issuers. The Sub-Adviser seeks to maximize total return of the Equity Portion by investing in a mix of U.S. and foreign (non-U.S.) equity securities with dividend yields the Sub-Adviser believes are attractive and/or above-average growth prospects.
The Equity Portion may also invest in real estate-related securities, including real estate investment trusts (“REITs”).
In addition to the investments in the Underlying Funds by the Debt Portion of the Fund, the Fund may invest in other investment companies, including ETFs, that may or may not be affiliated with the Investment Adviser, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Fund may invest up to 25% of its assets in foreign (non-U.S.) securities, including companies located in emerging markets, either directly or through depositary receipts.
The Fund, directly or through Underlying Funds, may also invest in derivatives, including options, futures, index futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and currency forwards, as a substitute for taking a position in an underlying asset, to make tactical asset allocations, to seek to minimize risk, to enhance returns, and/or to assist in managing cash.
In evaluating investments for the Fund, including investments in Underlying Funds, the Sub-Adviser takes into account a wide variety of factors and considerations to determine whether any or all of those factors or considerations might have a material effect on the value, risks, or prospects of an investment. Among the factors considered, the Sub-Adviser expects typically to take into account environmental, social, and governance (“ESG”) factors to determine whether one or more factors may have a material effect. In considering ESG factors, the Sub-Adviser intends to rely primarily on factors identified through its proprietary empirical research and on third-party evaluations of an issuer’s ESG standing, when available. ESG factors will be only one of many considerations in the Sub-Adviser’s evaluation of any potential investment, including an investment in a potential Underlying Fund; the extent to which ESG factors will affect the Sub-Adviser’s decision to invest in an issuer or an Underlying Fund, if at all, will depend on the analysis and judgment of the Sub-Adviser.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
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Voya Balanced Income Fund

Affiliated Underlying Funds: The Sub-Adviser’s selection of Underlying Funds presents conflicts of interest. The net management fee revenue received or costs incurred by the Sub-Adviser and its affiliates will vary depending on the Underlying Funds it selects for the Fund, and the Sub-Adviser will have an incentive to select the Underlying Funds (whether or not affiliated with the Sub-Adviser) that will result in the greatest net management fee revenue or lowest costs to the Sub-Adviser and its affiliates, even if that results in increased expenses and potentially less favorable investment performance for the Fund. The Sub-Adviser may prefer to invest in an affiliated Underlying Fund over an unaffiliated Underlying Fund because the investment may be beneficial to the Sub-Adviser in managing the affiliated Underlying Fund by helping the affiliated Underlying Fund achieve economies of scale or by enhancing cash flows to the affiliated Underlying Fund. For similar reasons, the Sub-Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in affiliated Underlying Funds, and the Sub-Adviser may implement Underlying Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to affiliated Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so even in cases where the unaffiliated Underlying Funds incur lower fees or have achieved better historical investment performance than the comparable affiliated Underlying Funds.
Asset Allocation: Investment performance depends on the manager’s skill in allocating assets among the asset classes in which the Fund invests and in choosing investments within those asset classes. There is a risk that the manager may allocate assets or investments to or within an asset class that underperforms compared to other asset classes or investments. The Fund may underperform funds that allocate their assets differently than the Fund, due to differences in the relative performance of asset classes and subsets of asset classes.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory, or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund. In the event of a bank insolvency or failure, the Fund may be considered a general creditor of the bank, and it might lose some or all of the funds deposited with the bank. Even where it is recognized that a bank might be in danger of insolvency or failure, the Fund might not be able to withdraw or transfer its money from the bank in time to avoid any adverse effects of the insolvency or failure. Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Fund maintains its cash and cash equivalents, there can be no assurance that the Fund would be able to access uninsured funds in a timely manner or at all and the Fund may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Fund.
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, U.S. or foreign government restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Fund’s investment strategies, such as by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times.
•
Investing through Bond Connect: Chinese debt instruments trade on the China Interbank Bond Market (the “CIBM”) and may be purchased through a market access program, known as “Bond Connect,” that is designed to, among other things, enable foreign (non-U.S.) investment in the People’s Republic of China. There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in debt instruments in other emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect the Fund's ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect the Fund’s investments and returns.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
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Voya Balanced Income Fund

Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Covenant-Lite Loans: Loans in which the Fund may invest or to which the Fund may gain exposure indirectly through its investments in collateralized debt obligations, CLOs or other types of structured securities may be considered “covenant-lite” loans. Covenant-lite refers to loans which do not incorporate traditional performance-based financial maintenance covenants. Covenant-lite does not refer to a loan’s seniority in a borrower’s capital structure nor to a lack of the benefit from a legal pledge of the borrower’s assets and does not necessarily correlate to the overall credit quality of the borrower. Covenant-lite loans generally do not include terms which allow a lender to take action based on a borrower’s performance relative to its covenants. Such actions may include the ability to renegotiate and/or re-set the credit spread on the loan with a borrower, and even to declare a default or force the borrower into bankruptcy restructuring if certain criteria are breached. Covenant-lite loans typically still provide lenders with other covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, the Fund may have fewer rights against a borrower when it invests in, or has exposure to, covenant-lite loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in, or exposure to, loans with additional or more conventional covenants.
Credit: The Fund could lose money if the issuer or guarantor of a debt instrument in which the Fund invests, or the counterparty to a derivative contract the Fund entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations. Asset-backed (including mortgage-backed) securities that are not issued by U.S. government agencies may have a greater risk of default because they are not guaranteed by either the U.S. government or an agency or instrumentality of the U.S. government. The credit quality of typical asset-backed securities depends primarily on the credit quality of the underlying assets and the structural support (if any) provided to the securities.
Credit Default Swaps: The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a credit default swap is generally obligated to pay the seller an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. As a seller of a credit default swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks, and the risk that the swap may not correlate with its reference obligation as expected. Certain standardized credit default swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to different kinds of costs and risks. In addition, credit default swaps expose the Fund to the risk of improper valuation.
Currency: To the extent that the Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Deflation: Deflation occurs when prices throughout the economy decline over time—the opposite of inflation. Unless repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed, when there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
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Voya Balanced Income Fund

Dividend: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is a possibility that such companies could reduce or eliminate the payment of dividends in the future. As a result, the Fund’s ability to execute its investment strategy may be limited.
Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Fund is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Fund’s assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Fund will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, when available, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Environmental, Social, and Governance (Fixed Income): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Fund is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of obligations of an issuer may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Fund’s assets that will be invested in obligations of issuers that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in obligations of issuers that compare favorably to obligations of other issuers on the basis of ESG factors. It is possible that the Fund will have less exposure to obligations of certain issuers due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, when available, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Environmental, Social, and Governance (Funds-of-Funds): The Sub-Adviser’s consideration of ESG factors in selecting Underlying Funds for investment by the Fund is based on information that is not standardized, some of which can be qualitative and subjective by nature. There is no minimum percentage of the Fund’s assets that will be allocated to Underlying Funds on the basis of ESG factors, and the Sub-Adviser may choose to select Underlying Funds on the basis of factors or considerations other than ESG factors. It is possible that the Fund will have less exposure to ESG-focused strategies than other comparable mutual funds. There can be no assurance that an Underlying Fund selected by the Sub-Adviser, which includes its consideration of ESG factors, when available, will provide more favorable investment performance than another potential Underlying Fund, and such an Underlying Fund may, in fact, underperform other potential Underlying Funds.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan (which can include certain bank loans), the Fund will experience a reduction in its income and a decline in the market value of such floating rate loan. If a floating rate loan is held by the Fund through another financial institution, or the Fund relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. Investors in floating rate loans may not be afforded the protections of the anti-fraud provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, because loans may not be considered “securities” under such laws. Additionally, the value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the borrower’s obligations under the loan, and such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Transactions in loans typically settle on a delayed basis and may take longer than 7 days to settle. As a result, the Fund may not receive the proceeds from a sale of a floating rate loan for a significant period of time. Delay in the receipts of settlement proceeds may impair the ability of the Fund to meet its redemption obligations, and may limit the ability of the Fund to repay debt, pay dividends, or to take advantage of new investment opportunities.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
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Voya Balanced Income Fund

High-Yield Securities: Lower-quality securities including securities that are or have fallen below investment grade (commonly referred to as “junk bonds”) have greater credit risk and liquidity risk than higher-quality (investment grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower-quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility.
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest in Loans: The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Fund invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. In the case of inverse debt instruments, the interest rate paid by the debt instruments is a floating rate, which will generally decrease when the market rate of interest to which the inverse debt instruments are indexed increases and will increase when the market rate of interest to which the inverse debt instruments are indexed decreases. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Fund’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Fund. Volatility management techniques may not always be successful in reducing volatility, may not protect against market declines, and may limit the Fund’s participation in market gains, negatively impacting performance even during periods when the market is rising. During sudden or significant market rallies, such underperformance may be significant. Moreover, volatility management strategies may increase portfolio transaction costs, which may increase losses or reduce gains. The Fund’s volatility may not be lower than that of the Fund’s Index during all market cycles due to market factors. Funds that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Technical issues in the design, development, implementation, application, and maintenance of the models (e.g., stale or inaccurate data, human error, programming or other software issues, coding errors, and technology failures) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Fund, which could cause the Fund to lose money. The prices of illiquid securities may be more volatile
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Voya Balanced Income Fund

than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, trade disputes, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Pandemics and other disruptions may also create challenges for real estate markets, including lower occupancy rates, decreased lease payments, defaults, and foreclosures, among other consequences. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Military action by Russia in Ukraine, the prolonged conflict between Hamas and Israel, the Iranian conflict that commenced in February 2026, and political upheaval in Venezuela have resulted, and may continue to result, in sanctions, market disruptions, declines in regional and global stock markets, unusual volatility in global commodity markets, and disruptions to energy production or transportation, including through key shipping routes, any of which could adversely affect the value of the Fund's investments, including beyond the Fund's direct exposure to issuers in the affected regions. The escalation or expansion of hostilities, including the involvement of additional nations, could introduce further uncertainty and volatility in global energy, commodity, and financial markets. The extent and duration of these conflicts, related sanctions, and resulting market disruptions are impossible to predict but could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers. Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence (“AI”), may pose risks to the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI. As AI is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which AI operates continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of, the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets, and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
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Voya Balanced Income Fund

Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Fund’s expenses. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Portfolio Turnover: A high portfolio turnover rate may increase transaction costs, which may lower the Fund’s performance and may increase the likelihood of capital gains distributions.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
Sovereign Debt: Sovereign debt is issued or guaranteed by foreign (non-U.S.) government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting amounts owed on sovereign debt, such as bankruptcy proceedings, that a government does not pay.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
Underlying Funds: Because the Fund invests in Underlying Funds, the investment performance of the Debt Portion of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. When the Fund invests in an Underlying Fund, it is exposed indirectly to the risks of a direct investment in the Underlying Fund. If the Fund invests a significant portion of its assets in a single Underlying Fund, it may be more susceptible to risks associated with that Underlying Fund and its investments than if it invested in a broader range of Underlying Funds. It is possible that more than one Underlying Fund will hold securities of the same issuers, thereby increasing the Fund’s indirect exposure to those issuers. It also is possible that one Underlying Fund may be selling a particular security when another is buying it, producing little or no change
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Voya Balanced Income Fund

in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any Underlying Fund will be achieved. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the Underlying Funds’ fees and expenses, in addition to the fees and expenses of the Fund itself.
Since the Underlying Funds are ETFs, such investment would be subject to additional risks, which include that: (i) an active trading market for an ETF’s shares may not develop or be maintained; or (ii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from an exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading of an ETF’s shares. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index and additional indices with investment characteristics similar to those of the Fund for the same period. In 2024, the Investment Adviser changed the Fund’s primary benchmark from the 60% Bloomberg U.S. Aggregate Bond Index; 30% Russell 1000® Index; 10% MSCI EAFE® Index (the “Prior Benchmark”) to the MSCI All Country World Index (“MSCI ACWI”) and Bloomberg U.S. Aggregate Bond Index in accordance with changes to regulatory disclosure requirements. The Fund’s primary benchmarks were selected in connection with regulatory disclosure requirements and the Fund uses the Prior Benchmark as an additional benchmark that the Investment Adviser believes more closely reflects the Fund’s principal investment strategies. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class R shares. Prior to July 24, 2026, Class A shares were referred to as Service 2 Class, Class R shares were referred to as Class ADV shares and Class R3 shares were referred to as Service Class shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to https://individuals.voya.com/literature or call 1-800-992-0180.
The Fund’s performance prior to July 9, 2021 reflects returns achieved pursuant to different principal investment strategies. The Fund’s performance prior to May 1, 2019 reflects returns achieved by a different sub-adviser and pursuant to different principal investment strategies. If the Fund’s current sub-adviser and principal investment strategies had been in place for the prior periods, the performance information shown would have been different.
Calendar Year Total Returns Class R
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	9.85%
Worst quarter:	1st Quarter 2020	-15.12%
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Voya Balanced Income Fund

Average Annual Total Returns %
(for the periods ended December 31, 2025)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A	%	11.09	5.41	6.69	N/A	5/3/2006
MSCI ACWI[1]	%	22.34	11.19	11.72	N/A
Bloomberg U.S. Aggregate Bond Index[1]	%	7.30	-0.36	2.01	N/A
60% Bloomberg U.S. Aggregate Bond Index; 30% Russell 1000® Index; 10% MSCI EAFE® Index[1]	%	12.65	4.76	6.53	N/A
MSCI EAFE® Index[1]	%	31.22	8.92	8.18	N/A
Russell 1000® Index[1]	%	17.37	13.59	14.59	N/A
Class I	%	11.96	5.92	7.16	N/A	4/28/2006
MSCI ACWI[1]	%	22.34	11.19	11.72	N/A
Bloomberg U.S. Aggregate Bond Index[1]	%	7.30	-0.36	2.01	N/A
60% Bloomberg U.S. Aggregate Bond Index; 30% Russell 1000® Index; 10% MSCI EAFE® Index[1]	%	12.65	4.76	6.53	N/A
MSCI EAFE® Index[1]	%	31.22	8.92	8.18	N/A
Russell 1000® Index[1]	%	17.37	13.59	14.59	N/A
Class R	%	11.27	5.28	6.52	N/A	12/29/2006
After tax on distributions	%	7.92	3.51	4.20	N/A
After tax on distributions with sale	%	7.25	3.46	4.19	N/A
MSCI ACWI[1]	%	22.34	11.19	11.72	N/A
Bloomberg U.S. Aggregate Bond Index[1]	%	7.30	-0.36	2.01	N/A
60% Bloomberg U.S. Aggregate Bond Index; 30% Russell 1000® Index; 10% MSCI EAFE® Index[1]	%	12.65	4.76	6.53	N/A
MSCI EAFE® Index[1]	%	31.22	8.92	8.18	N/A
Russell 1000® Index[1]	%	17.37	13.59	14.59	N/A
Class R3%		10.87	5.51	6.82	N/A	4/28/2006
MSCI ACWI[1]	%	22.34	11.19	11.72	N/A
Bloomberg U.S. Aggregate Bond Index[1]	%	7.30	-0.36	2.01	N/A
60% Bloomberg U.S. Aggregate Bond Index; 30% Russell 1000® Index; 10% MSCI EAFE® Index[1]	%	12.65	4.76	6.53	N/A
MSCI EAFE® Index[1]	%	31.22	8.92	8.18	N/A
Russell 1000® Index[1]	%	17.37	13.59	14.59	N/A
(1)
The index returns for the Bloomberg U.S. Aggregate Bond Index and the Russell 1000® Index do not reflect deductions for fees, expenses, or taxes. The index returns for the MSCI ACWI and the MSCI EAFE® Index include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class R shares only. After-tax returns for other classes will vary.
Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Barbara Reinhard, CFA Portfolio Manager (since 5/2023)	Leigh Todd, CFA Portfolio Manager (since 10/2022)
Kai Yee Wong Portfolio Manager (since 10/2025)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at http://individuals.voya.com/product/mutual-fund/prospectuses-reports; by writing to us at Voya Investment Management, P.O. Box 534480, Pittsburgh, Pennsylvania 15253-4480; or by calling us at 1-800-992-0180.
Summary Prospectus
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Voya Balanced Income Fund

Minimum Initial Investment $ by share class

Class	A	I	R	R3
Non-retirement accounts	$1,000	250,000	None	None
Retirement accounts	$250	250,000	None	None
Certain omnibus accounts	$250	None	None	None
Pre-authorized investment plan	$1,000	250,000	None	None
There are no minimums for additional investments except that the pre-authorized investment plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for: (i) qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements; (ii) employees of Voya Investment Management Co. LLC (“Voya IM”) who are eligible to participate in “notional” bonus programs sponsored by Voya IM; or (iii) (a) investors transacting in Class I shares through brokerage platforms that invest in the Voya funds’ Class I shares through omnibus accounts and have agreements with the distributor to offer such shares and (b) such brokerage platforms’ omnibus accounts.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Bloomberg Index Data Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or its licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection herewith.
FTSE Russell Index Data Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®”, “FTSE Russell®”, “Russell®”, and “Russell 1000®” are trade marks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.
Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy and/or completeness of the Information and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Summary Prospectus
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SPRO-464703 (0726-072426)